                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: July 31, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                                                            $12,627,416.24

RECEIPTS:
         1. Receipts from Operations                                                         $            -
                 Intercompany Receipts                                                       $   561,553.90
         2. Other Receipts                                                                   $            -
                 Preference Action Collections                                               $            -
                 Other receipts (Received on behalf of Affiliates)                           $    11,755.72
                                                                                             --------------

TOTAL RECEIPTS                                                                               $   573,309.62

DISBURSEMENTS
         3. Net Payroll
                 a. Officers                                                                 $    65,246.84
                 b. Others                                                                   $    54,898.79
         4. Taxes
                 a. Federal Income Taxes                                                     $    36,731.92
                 b. FICA Withholdings                                                        $     5,684.53
                 c. Employee's withholdings                                                  $       230.91
                 d. Employer's FICA                                                          $     5,684.53
                 e. Federal Unemployment Taxes                                               $            -
                 f. State Income Tax                                                         $     9,486.37
                 g. State Employee withholdings                                              $       399.68
                 h. All other state taxes                                                    $            -

         5. Necessary Expenses
                 a. Rent or mortgage payment(s)                                              $    16,407.00
                 b. Utilities                                                                $     4,591.97
                 c. Insurance                                                                $    21,799.93
                 d. Merchandise bought for manufacture or sell                               $            -
                 e. Other necessary expenses                                                              -
                    Professional and Bankruptcy Court Related Fees and Expenses              $   153,527.61
                    Employee Expenses                                                        $     3,573.14
                    Office Supplies & Expenses                                               $     5,867.92
                    Other                                                                    $    13,466.71
                                                                                             --------------

TOTAL DISBURSEMENTS                                                                          $   397,597.85
Add: Disbursements made on behalf of Parent or Affiliates                                    $    42,195.37
                                                                                             --------------
ADJUSTED TOTAL DISBURSEMENTS                                                                 $   439,793.22

                                                                                             --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                          $   133,516.40

ENDING BALANCE IN Bank of America - Master 03751046297                                       $   169,708.38
ENDING BALANCE IN Bank of America - Disbursement 03299976144                                 $   313,441.79
ENDING BALANCE IN Bank of America - Payroll 03299944407                                      $    53,460.76
ENDING BALANCE IN Bank of America - Payroll Taxes 03751301149                                $    60,169.59
ENDING BALANCE IN Bank of America - Money Market 851018                                      $ 6,888,578.54
ENDING BALANCE IN Deustch Bank - S/T Investment 206-19648                                    $ 5,275,573.58
                                                                                             --------------
ENDING BALANCE IN ALL ACCOUNTS                                                               $12,760,932.64
                                                                                             ==============

                                OPERATING REPORT

                           IN THE UNITED STATES COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED        DESCRIPTION                               AMOUNT
-------------        -----------                               ------
  07/08/04        FCI-Sweden Estate                         $ 561,553.90
  07/09/04        Bill Nipper                               $      55.00
                                                            ------------
                                       Total WAXS Receipts  $ 561,608.90
                                                            ============

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2004

Bank: Bank of America (Nations Funds)
Location: Charlotte, NC
Account Name: Money Market
Account Number: 851018

DATE RECEIVED        DESCRIPTION                              AMOUNT
-------------        -----------                              ------
  07/30/04        Interest Received                         $ 7,011.90
                                                            ----------
                                       Total WAXS Receipts  $ 7,011.90
                                                            ==========

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2004

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-19648

DATE RECEIVED        DESCRIPTION                               AMOUNT
-------------        -----------                               ------
  07/30/04        Interest Received                          $ 4,688.82
                                                             ----------
                                        Total WAXS Receipts  $ 4,688.82
                                                             ==========

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: July 31, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE DISBURSED        DESCRIPTION                            AMOUNT
--------------        -----------                            ------
   07/01/04       EZ-Com Technologies                      $ 13,000.00
   07/06/04       Bank Fees                                $     30.00
   07/09/04       CRMS/Ascom                               $    500.00
   07/30/04       Merrill Lynch                            $    230.91
                                                           -----------
                                 Total WAXS Disbursements  $ 13,760.91
                                                           ===========

Less: Disbursements made to or on behalf of Parent or Affiliates.

Facilicom

07/01/04          EZ-Com Technologies                        $ 13,000.00

                                   Total Affiliate Payments  $ 13,000.00
                                                             -----------
                                   Total WAXS Disbursements  $    760.91
                                                             ===========

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: July 31, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 03299944407

DATE DISBURSED    CHECK NUMBER              DESCRIPTION                      AMOUNT
--------------    ------------              -----------                      ------
   07/14/04         Multiple         Payroll Checks                       $ 36,113.65
   07/28/04         Multiple         Payroll Checks                       $ 84,031.98
                                                                          -----------
                                                Total WAXS Disbursements  $120,145.63
                                                                          ===========

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: July 31, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED    CHECK NUMBER                  DESCRIPTION                       AMOUNT
--------------    ------------                  -----------                       ------
   07/01/04          37277           Metrolpolitan Life Insurance               $  6,083.83
   07/01/04          37278           N. Atlanta Realty Acquisition              $  9,251.67
   07/01/04          37279           Nextel Communications                      $    298.17
   07/01/04          37280           Nowalsky, Bronston & Gothard               $     41.98
   07/01/04          37281           Philpot Relocation Systems                 $    420.18
   07/01/04          37282           Kamran Saeed                               $    250.00
   07/01/04          37283           State Compensation Insurance Fund          $  1,266.83
   07/01/04          37284           United Healthcare Insurance Co.            $  7,812.44
   07/01/04          37285           Winstead Sechrest & Minick P.C.            $  1,578.43
   07/09/04          37289           Bowne of Atlanta                           $  1,091.00
   07/09/04          37290           Federal Express                            $    391.78
   07/09/04          37291           Lanier Parking                             $    605.00
   07/09/04          37292           McKenna Long & Aldridge LLP                $ 18,769.20
   07/09/04          37293           MCI Worldcom                               $  2,466.42
   07/09/04          37294           MCI Worldcom                               $     45.50
   07/09/04          37295           Sean Moore                                 $    750.00
   07/09/04          37296           SBC-Pacbell                                $    633.65
   07/09/04          37297           Kamran Saeed                               $    250.00
   07/09/04          37298           Winstead Sechrest & Minick P.C.            $  4,902.62
   07/09/04          37299           Ernst & Young LLP                          $ 12,367.61
   07/15/04          37301           Federal Express                            $    158.65
   07/15/04          37302           Judco Management                           $  8,625.00
   07/15/04          37303           McKenna Long & Aldridge LLP                $ 29,448.38
   07/15/04          37304           Nextel Communications                      $    242.55
   07/15/04          37305           Kamran Saeed                               $    250.00
   07/15/04          37306           Mark Warner                                $  5,000.00
   07/15/04          37307           Debra Dawn                                 $  1,202.20
   07/20/04          37308           Vanguard Archives                          $    666.13
   07/20/04          37309           Armstrong Teasdale LLP                     $  7,730.26
   07/20/04          37310           Continental Stock Transfer & Trust Co      $    878.46
   07/20/04          37311           Copier Solutions                           $    495.00
   07/20/04          37312           Debra Dawn                                 $    660.53
   07/20/04          37313           Federal Express                            $    186.80
   07/20/04          37314           FTI Consulting                             $ 16,281.60
   07/20/04          37315           Jenner & Block, LLC                        $ 64,608.86
   07/20/04          37316           Katherine Levesque                         $    252.71
   07/20/04          37317           Osborne-Clarke                             $  3,858.12
   07/20/04          37318           Philpot Relocation Systems                 $    642.43
   07/20/04          37319           Kamran Saeed                               $    250.00
   07/20/04          37320           San Diego Gas & Electric                   $    236.96
   07/20/04          37321           State Compensation Insurance Fund          $  1,266.83

                                OPERATING REPORT

                                     Page 7                          Page 1 of 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: July 31, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED    CHECK NUMBER                  DESCRIPTION                       AMOUNT
--------------    ------------                  -----------                       ------
   07/29/04          37322           Ascom Hasler Leasing                       $    451.08
   07/29/04          37323           BellSouth                                  $    389.67
   07/29/04          37324           Debra Dawn                                 $  1,457.70
   07/29/04          37325           Federal Express                            $     85.09
   07/29/04          37326           Judco Management                           $  2,000.00
   07/29/04          37327           Liberty Mutual                             $  5,370.00
   07/29/04          37328           McKenna Long & Aldridge LLP                $    421.60
   07/29/04          37329           MDC-Mark II                                $ 16,407.00
   07/29/04          37330           Merrill Lynch Pierce Fenner & Smith        $  5,677.50
   07/29/04          37331           Nextel Communications                      $    279.05
   07/29/04          37332           Philpot Relocation Systems                 $    200.00
   07/29/04          37333           Royal Cup Inc                              $    183.53
   07/29/04          37334           Kamran Saeed                               $    250.00
   07/29/04          37335           U.S. Trustee                               $    500.00
   07/29/04          37336           U.S. Trustee                               $    250.00
   07/29/04          37337           U.S. Trustee                               $    500.00
   07/29/04          37338           U.S. Trustee                               $    250.00
   07/29/04          37339           Winstead Sechrest & Minick P.C.            $    220.44
                                                                                -----------
                                                                          Total $247,110.44

Less: Disbursements made to or on behalf of Parent or Affiliates.

WA Telecom Products Co., Inc.
   07/01/04          37278           N. Atlanta Realty Acquisition              $  9,251.67
   07/29/04          37322           Ascom Hasler Leasing                       $    451.08
   07/29/04          37338           U.S. Trustee                               $    250.00
                                                                                -----------
Facilicom
   07/15/04          37302           Judco Management                           $  8,625.00
   07/29/04          37326           Judco Management                           $  2,000.00
   07/29/04          37335           U.S. Trustee                               $    500.00
                                                                                -----------
World Access Telecommunication Group, Inc.
   07/01/04          37285           Winstead Sechrest & Minick P.C.            $  1,578.43
   07/09/04          37298           Winstead Sechrest & Minick P.C.            $  4,902.62
   07/20/04          37308           Vanguard Archives                          $    666.13
   07/29/04          37337           U.S. Trustee                               $    500.00
   07/29/04          37339           Winstead Sechrest & Minick P.C.            $    220.44
                                                                                -----------
WorldxChange
   07/29/04          37336           U.S. Trustee                               $    250.00
                                                                                -----------

                                OPERATING REPORT

                                     Page 7                          Page 2 of 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: July 31, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Corporate Disbursement
Account Number: 03299976144

DATE DISBURSED    CHECK NUMBER            DESCRIPTION                             AMOUNT
--------------    ------------            -----------                             ------

                                                    Total Affiliate Payments    $ 29,195.37

                                                                                -----------
                                                    Total WAXS Disbursements    $217,915.07
                                                                                ===========

                                OPERATING REPORT

                                     Page 7                          Page 3 of 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: July 31, 2004

Bank: Bank of America
Location: Dallas, TX
Account Name: Payroll Account
Account Number: 0751301149

DATE DISBURSED          DESCRIPTION                        AMOUNT
--------------          -----------                        ------
  07/14/04        Payroll Taxes                         $ 15,045.82
  07/28/04        Payroll Taxes                         $ 42,941.21
  07/30/04        Processing Fees                       $    789.21
                                                        -----------
                              Total WAXS Disbursements  $ 58,776.24
                                                        ===========

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: July 31, 2004

STATEMENT OF INVENTORY

Beginning Inventory                 $        -
Add: purchases                      $        -
Less: goods sold                    $        -
                                    ----------
Ending inventory                    $        -
                                    ==========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period       $     178,363.57
Payroll taxes due but unpaid        $              -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                           DATE REGULAR       AMOUNT OF           NUMBER OF              AMOUNT OF
NAME OF CREDITOR/LESSOR   PAYMENT IS DUE   REGULAR PAYMENT   PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
-----------------------   --------------   ---------------   -------------------    -------------------
Xerox Corporation            Monthly       $      1,247.84            10            $         12,478.40

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: July 31, 2004

STATEMENT OF AGED RECEIVABLES

                                             3RD PARTY     INTERCOMPANY           TOTAL
                                             ---------    ---------------    ---------------
ACCOUNTS RECEIVABLE
   Beginning of month balance                $       -    $ 14,278,380.32    $ 14,278,380.32
   Add: sales on account                     $       -    $             -    $             -
           expenses paid for affiliate       $       -    $     42,195.37    $     42,195.37
           cash advanced to affiliate        $       -    $             -    $             -
   Less: collections                         $       -    $   (561,553.90)   $   (561,553.90)
                                             ---------    ---------------    ---------------
   End of month balance                      $       -    $ 13,759,021.79    $ 13,759,021.79
                                             =========    ===============    ===============

0-30 Days   31-60 Days   61-90 Days   Over 90 Days   End of Month Total
---------   ----------   ----------   ------------   ------------------
$       -   $        -   $        -   $          -   $                -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                 3RD PARTY       INTERCOMPANY         TOTAL
                                               --------------    ------------     ---------------
Beginning of month balance                     $ 1,128,826.60   $ 22,401,305.15   $ 23,530,131.75
Add: sales on account                          $   392,800.56   $             -   $    392,800.56
        Cash received on behalf of Affiliate   $            -   $             -   $             -
        Cash received from Affiliate           $            -   $             -   $             -
Less: payments                                 $  (397,597.85)  $             -   $   (397,597.85)
                                               --------------   ---------------   ---------------
End of month balance                           $ 1,124,029.31   $ 22,401,305.15   $ 23,525,334.46
                                               ==============   ===============   ===============

 0-30 Days      31-60 Days     61-90 Days    Over 90 Days   End of Month Total
 ---------      ----------     ----------    ------------   ------------------
$ 173,750.04   $ 158,697.07   $ 150,723.53   $ 640,858.67   $     1,124,029.31

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access, Inc.                          CASE NUMBER: 01-14633-SPS

                       For the Month Ending: July 31, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.   Federal income taxes               Yes (X)               No ( )

2.   FICA withholdings                  Yes (X)               No ( )

3.   Employee's withholdings            Yes (X)               No ( )

4.   Employer's FICA                    Yes (X)               No ( )

5.   Federal unemployment taxes         Yes (X)               No ( )

6.   State income tax                   Yes (X)               No ( )

7.   State employee withholdings        Yes (X)               No ( )

8.   All other state taxes                   See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Michael F. Mies, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                          ______________________________________
                                          For the Debtor In Possession

                                          Michael F. Mies
                                          Designated Officer

                                OPERATING REPORT